John Hancock Funds

                               Emerging
                                Growth
                                 Fund

                          SEMI-ANNUAL REPORT


                            April 30, 1997


TRUSTEES

Edward J. Boudreau, Jr.
James F. Carlin*
William H. Cunningham*
Charles F. Fretz*
Harold R. Hiser, Jr.*
Anne C. Hodsdon
Charles L. Ladner*
Leo E. Linbeck, Jr.*
Patricia P. McCarter*
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)*
John P. Toolan*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN

Investors Bank and Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109



CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

After two years of spectacular performance, the stock market in 1997 has given investors its starkest reminder in a while of one of investing's basic tenets: markets move down as well as up. It's understandable if investors had lost sight of that fact. The bull market that began six years ago has given investors annual double-digit returns and more modest price declines than usual. And in the two years encompassing 1995 and 1996, the S&P 500 Index gained more than 50%. This Pollyanna environment has tracked along with a sustained economic recovery, now in its seventh year, that has been marked by moderate growth, low interest rates and tame inflation.

But recently, many have begun to wonder about this bull market. Since reaching new highs in early March, the Dow Jones Industrial Average tumbled by more than 7% at the end of March and wiped out nearly all it had gained since the start of the year. It was the worst decline that the market had seen since 1990. In early April, the Dow was down by 9.8%, within shouting distance of a 10% correction. By the end of the month, it had bounced back into record territory again.

As the market continues to fret over interest rates and inflation, investors should be prepared for more volatility. It also makes sense about 10%, not the 20%-plus annual average of the last two years or even the 16% annual average over the last 10 years. Remember that the kind of market volatility we've seen lately is more like the way the market really works. Fluctuations go with the territory. And market corrections can be healthy, serving to bring inflated stock prices down to more reasonable levels, thereby reducing some of the market's risk.

Use this time of heightened volatility as an opportunity to review your portfolio's asset allocations with your investment professional.
Make sure that your investment strategies reflect your individual time horizons, objectives and risk tolerance, and that they are based upon your needs. Despite turbulence, one thing remains constant. A well-constructed plan and a cool head can be the best tools for reaching your financial goals.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief
Executive Officer, flush right, next to second paragraph.



BY BERNICE S. BEHAR, CFA, PORTFOLIO MANAGER

John Hancock
Emerging Growth Fund

Small-company stocks remain out of favor, but evidence suggests the tide may be turning

Small-company growth stocks, which are a primary focus for John
Hancock Emerging Growth Fund, suffered a tough spell during the last six months when they fell out of investors' favor. The primary culprits for investors' lack of enthusiasm were uncertainties over the direction of economy and interest rates. While investors' seemingly insatiable appetite for large-company stocks sent the big-capitalization Dow Jones Industrial Average to consecutive new records, their distaste for small-company stocks sent small company indexes into a tailspin. With the prospect for a slowing economy looming in light of rising interest rates, investors were less willing to pay the high prices that high-growth small-company stocks commanded. For the six-month period ended April 30, 1997, the Dow
Jones Industrials rose 17.42% while the Russell 2000, a broad measure of small-company stock performance, posted a slight gain of 1.61%.
Even the performance of the Russell 2000 Index doesn't accurately reflect the extent of small caps' decline.

The past six months have served as a useful reminder that investing in aggressive-growth companies requires a healthy tolerance for a higher level of volatility and a long-term investment perspective. Although we recently weren't rewarded for sticking to our guns, we believe in staying with a disciplined investment strategy despite temporary periods of adversity. In our view, it's the best way to realize results over the long term.

Investors
continued to
migrate
toward larger-
company
stocks.

A 2 1/4" x 3 3/4" photo of the portfolio management team. Caption reads:
"Bernice S. Behar (center) and Fund Management Team members Ben Hock (l) and
Andrew Slabin (r)."



Chart with heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) Revco D.S. 1.5% 2) Tencor
Instruments 1.2% 3) Teradyne 1.1% 4) Philip Environmental 1.0% 5) WorldCom
Inc. 1.0%. A footnote below reads: "As a percentage of net assets on April 30, 1997."

The Fund
reduced its
technology
holdings.

Performance review

For the six months ended April 30, 1997, the Fund's Class A and Class
B shares had total returns of -6.39% and -6.73%, respectively, at net asset value. Those returns lagged that of the average small-company growth fund's average return of -3.50% for the same period, according to Lipper Analytical Services, Inc.1 Please see pages six and seven for longer-term performance information. Our relatively light weighting in financial stocks curtailed our performance in the wake of their strong showing during the period. And while we pared back our data networking company holdings and sidestepped their decline, we were hurt by our relatively heavy exposure to software companies, which experienced a sizable sell-off during the period. In addition to concerns about the economy's strength and rising interest rates, investors worried about an apparent slowdown of demand for networking products and services and the strengthening U.S. dollar. Many technology companies derive more than half of their sales from overseas markets. A strong dollar not only makes U.S. products more expensive to buy overseas, but also causes a decline in U.S. company profits when foreign currency purchases are converted back into dollars.

Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is Dell
Computer followed by an up arrow and the phrase "Captures bigger share of individual/corporate PC market." The second listing is Converse Technology followed by a down arrow and the phrase "Caught in technology sector downdraft." The third listing is 3-Com followed by a down arrow and the phrase
"Suffered from increased competition in data networking market." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."

Comverse Technology, which produces special-purpose computer and telecommunication systems, was a stock we think was unfairly punished by the capricious stock market during the period. Shortly after the period ended, our patience was rewarded when Comverse rebounded to new highs. Even as some parts of the technology universe were hard hit, many of our semiconductor and hardware holdings including Teradyne, Tencor and Dell Computer enjoyed strong gains during the period.

Looking ahead, our view is that while the hi-tech sector will likely remain volatile, we believe that many tech companies can continue to maintain their high levels of growth. But stock selection will be more important than ever. It's now clear that there has been some divergence within the technology universe, and only companies that can justify their stock prices with high rates of earnings growth will continue to do well. That's why we've pared back our technology holdings to roughly 25% of the Fund's assets, remaining selectively invested in software and semiconductor related companies that we believe continue to offer strong growth prospects. Baan Company, the dominant leader in company-wide planning of resources, is a good example of the type of tech stock we prefer.

Winners: financial, real estate

Although many stocks in the financial and real estate areas didn't fit our aggressive-growth criteria, some do, and they tended to post strong gains during the period. In the financial sector, one of our biggest winners was E* TRADE Group, which provides online discount-broker services including order placement, portfolio tracking and related market information and news. The growing popularity of Internet trading sent E* TRADE's stock up more than 30% during the period. And many of our brokerage-related companies, including investment-banking/securities broker Alex Brown Inc., posted strong gains. General Re, which provides reinsurance and insurance in the United States and overseas, rose nearly 60%. In the real estate sector, Redwood Trust was one of our biggest winners. This company, which acquires and manages real-estate mortgage assets, rose handsomely since we bought it.



Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the six months ended April 30, 1997." The chart is scaled in increments of 2% from top to bottom, with 0% at the top and -8% at the bottom. Within the chart, there are three solid bars. The first represents the -6.39% total return for John Hancock Emerging Growth Fund:
Class A. The second represents the -6.73% total return for John Hancock
Emerging Growth Fund: Class B. The third represents the -3.50% total return for the average small-company growth fund. Footnote below reads: "Total returns for John Hancock Emerging Growth Fund are at net asset value with all distributions reinvested. The average small-company growth fund is tracked by Lipper Analytical Services, Inc.(1) See the following two pages for historical performance information."

New opportunities

We deployed the proceeds from the sale of some of our technology holdings into a diversified grouping of companies that fit our earnings and revenue growth criteria and that have dominant market share and superior, capable management teams. Recent additions include: Philip Environmental, which recycles wire and cable, fuels, paints, inorganic waste and other industrial by-products for resale to industry; Samsonite, a brand-name maker and distributor of luggage;
and Quality Food Centers, a fast-growing Seattle-based supermarket chain.

Outlook and strategy

In our view, many small-company growth stocks are now available at compelling prices given their prospects for fast growth and price appreciation. Late in the period we saw evidence that the situation could be taking a turn for the better, as small-stock prices moved north for the first time in several months. Although it may be premature to call it a rally, we believe that investors are finally beginning to recognize that after such a fall, small-company stocks are now down to price levels we haven't seen for years. We may be seeing the start of the change in the market's direction. We believe that it's not a question of if, but when, the market rewards these stocks. But until small-company stocks start moving back into investors' favor, they could continue to travel a bumpy road.

"... small-
company
stocks are
now down
to price
levels we
haven't seen
for years."

-----------------------------------------------------------------

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

1Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Emerging Growth
Fund. Total return is a performance measure that equals the sum of all dividends and capital gains, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share.
Performance figures include the maximum applicable sales charge of 5% for Class A shares. (Prior to May 15, 1995, the maximum applicable sales charge for Class A shares was 5.75%.) The effect of the maximum contingent-deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance.
Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

CUMULATIVE TOTAL RETURNS

For the period ended March 31, 1997

                                 ONE        FIVE       LIFE OF
                                YEAR       YEARS        FUND
                             ---------   ---------   ----------
John Hancock Emerging
Growth Fund: Class A(1)       (6.15%)      74.13%      100.93%
John Hancock Emerging
Growth Fund: Class B(2)       (6.85%)      74.06%      396.21%

AVERAGE ANNUAL TOTAL RETURNS

For the period ended March 31, 1997

                                 ONE        FIVE       LIFE OF
                                YEAR       YEARS        FUND
                             ---------   ---------   ----------
John Hancock Emerging
Growth Fund: Class A(1)        (6.15%)    11.73%       13.25%
John Hancock Emerging
Growth Fund: Class B(2)        (6.85%)    11.72%       18.51%

Notes to Performance

(1) Class A shares commenced on August 22, 1991.
(2) Class B shares commenced on October 26, 1987.



WHAT HAPPENED TO A $10,000 INVESTMENT

The charts on the right show how much a $10,000 investment in the John hancock Emerging Growth Fund would be worth on April 30, 1997, assuming you had invested on the day each class of shares started and reinvested all distributions. For comparison, we've shown the same
$10,000 investment in the standard & Poor's 500 Stock Index - an unmanaged index that includeds 500 widely traded common stocks and is a commonly used measure of stock market performance.

Emerging Growth Fund
Class A shares

Line chart with the heading Emerging Growth Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 500
Stock Index and is equal to $24,080 as of April 30, 1997. The second line represents the value of the Emerging Growth Fund, before sales charge, and is equal to $21,192 as of April 30, 1997. The third line represents the value of the hypothetical $10,000 investment made in the Emerging Growth Fund on August
22, 1991, before sales charge, and is equal to $20,132 as of April 30, 1997.

Emerging Growth Fund
Class B shares

Line chart with the heading Emerging Growth Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the Emerging
Growth Fund, before sales charge, and is equal to $46,490 as of April 30, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Standard & Poor's 500 Stock Index on October 26, 1987, and is equal to $33,156 as of April 30, 1997.

*No contingent-deferred sales charge applicable.

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

FINANCIAL STATEMENTS

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April
30, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
April 30, 1997 (Unaudited)
----------------------------------------------------------------------------
Assets:
Investments at value - Note C:
Common and preferred stocks
(cost - $299,523,889)                                           $469,762,496
Joint repurchase agreement (cost - $127,710,000)                 127,710,000
Corporate savings account                                             95,938
                                                                ------------
                                                                 597,568,434
Receivable for investments sold                                      723,026
Receivable for shares sold                                           154,797
Dividends receivable                                                 241,278
Interest receivable                                                   19,353
Other assets                                                          76,865
                                                                ------------
Total Assets                                                     598,783,753
----------------------------------------------------------------------------
Liabilities:
Payable for investments purchased                                  1,109,227
Payable for shares repurchased                                       371,059
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                              558,467
Accounts payable and accrued expenses                                 64,198
                                                                ------------
Total Liabilities                                                  2,102,951
----------------------------------------------------------------------------
Net Assets:
Capital paid-in                                                  325,283,337
Accumulated realized gain on investments and
foreign currency transactions                                    104,609,041
Net unrealized appreciation of investments                       170,240,653
Accumulated net investment loss                                (   3,452,229)
                                                                ------------
Net Assets                                                      $596,680,802
============================================================================
Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding - unlimited number of shares
authorized with no par value, respectively)
Class A - $205,084,120/5,469,847                                $      37.49
============================================================================
Class B - $391,596,682/10,962,131                               $      35.72
============================================================================
Maximum Offering Price Per Share*
Class A - ($37.49 x 105.26%)                                    $      39.46
============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended April 30, 1997 (Unaudited)
-----------------------------------------------------------------------------
Investment Income:
Dividends                                                         $ 1,419,688
Interest                                                            1,032,930
                                                                  -----------
                                                                    2,452,618
                                                                  -----------
Expenses:
Investment management fee - Note B                                  2,444,608
Distribution and service fee - Note B
Class A                                                               270,918
Class B                                                             2,136,702
Transfer agent fee - Note B                                           724,876
Custodian fee                                                          98,030
Financial services fee - Note B                                        61,115
Registration and filing fees                                           50,077
Trustees' fees                                                         32,280
Auditing fee                                                           20,667
Miscellaneous                                                          12,387
Legal fees                                                              9,850
Printing                                                                6,933
                                                                  -----------
Net Expenses                                                        5,868,443
-----------------------------------------------------------------------------
Net Investment Loss                                              (  3,415,825)
-----------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold                             104,724,588
Change in net unrealized appreciation/depreciation
of investments                                                   (141,780,584)
                                                                  -----------
Net Realized and Unrealized Loss
on Investments                                                   ( 37,055,996)
-----------------------------------------------------------------------------
Net Decrease in Net Assets
Resulting from Operations                                        ($40,471,821)
=============================================================================

See notes to financial statements.

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

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------
                                                                                            SIX MONTHS ENDED
                                                                      YEAR ENDED             APRIL 30, 1997
                                                                   OCTOBER 31, 1996            (UNAUDITED)
                                                                   ----------------         ----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment loss                                                ($   8,693,751)           ($  3,415,825)
Net realized gain on investments sold                                  20,303,665              104,724,588
Change in net unrealized appreciation/depreciation of investments      66,455,826            ( 141,780,584)
                                                                    -------------             ------------
Net Increase (Decrease) in Net Assets Resulting from Operations        78,065,740            (  40,471,821)
                                                                    -------------             ------------
Distributions to Shareholders:
Distributions from net realized gain on investments sold
Class A - (none and $0.8455 per share, respectively)                           --            (   4,419,042)
Class B - (none and $0.8455 per share, respectively)                           --            (   9,530,032)
                                                                    -------------             ------------
Total Distributions to Shareholders                                            --            (  13,949,074)
                                                                    -------------             ------------
From Fund Share Transactions - Net*                                    18,740,400            (  18,663,200)
                                                                    -------------             ------------
Net Assets:
Beginning of period                                                   572,958,757              669,764,897
                                                                    -------------             ------------
End of period (including accumulated net investment loss
of $36,404 and $3,452,229, respectively)                            $ 669,764,897             $596,680,802
                                                                    =============             ============

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* Analysis of Fund Share Transactions:
                                                                                                 SIX MONTHS ENDED
                                                               YEAR ENDED                         APRIL 30, 1997
                                                           OCTOBER 31, 1996                        (UNAUDITED)
                                                      ---------------------------         ----------------------------
                                                         SHARES          AMOUNT             SHARES             AMOUNT
                                                      -----------     -----------        ----------         ----------
CLASS A
Shares sold                                            10,344,259    $405,197,459         8,018,282       $325,817,866
Shares issued to shareholders in reinvestment
of distributions                                               --              --            91,548          3,727,839
                                                      -----------    ------------        ----------       ------------
                                                       10,344,259     405,197,459         8,109,830        329,545,705
Less shares repurchased                               ( 9,972,552)  ( 391,886,133)      ( 7,985,370)     ( 325,747,320)
                                                      -----------    ------------        ----------       ------------
Net increase                                              371,707    $ 13,311,326           124,460       $  3,798,385
                                                      ===========    ============        ==========       ============
CLASS B
Shares sold                                             8,954,690    $337,367,675         4,754,278       $186,447,075
Shares issued to shareholders in reinvestment
of distributions                                               --              --           171,310          6,663,815
                                                      -----------    ------------        ----------       ------------
                                                        8,954,690     337,367,675         4,925,588        193,110,890
Less shares repurchased                              (  8,730,155) (  331,938,601)      ( 5,497,405)     ( 215,572,475)
                                                      -----------    ------------        ----------       ------------
Net increase (decrease)                                   224,535    $  5,429,074        (  571,817)     ($ 22,461,585)
                                                      ===========    ============        ==========       ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous year. The difference reflects earnings less expenses, any investment gains and losses, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.



Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
----------------------------------------------------------------------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,                    SIX MONTHS ENDED
                                          ---------------------------------------------------------    APRIL 30, 1997
                                            1992        1993         1994         1995(1)       1996     (UNAUDITED)
                                             -------     -------      --------      --------     --------  -------------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period      $ 19.26     $ 20.60      $  25.89      $  26.82     $  36.09     $  40.88
                                          -------     -------      --------      --------     --------     --------
Net Investment Loss(2)                   (   0.20)   (   0.16)   (     0.18)    (    0.25)   (    0.34)   (    0.11)
Net Realized and Unrealized Gain
on Investments                               1.60        5.45          1.11          9.52         5.13    (    2.43)
                                          -------     -------      --------      --------     --------     --------
Total from Investment Operations             1.40        5.29          0.93          9.27         4.79    (    2.54)
                                          -------     -------      --------      --------     --------     --------
Less Distributions
Distributions from Net Realized
Gain on Investments Sold                 (   0.06)         --            --            --           --    (    0.85)
                                          -------     -------      --------      --------     --------     --------
Net Asset Value, End of Period            $ 20.60     $ 25.89      $  26.82      $  36.09     $  40.88     $  37.49
                                          =======     =======      ========      ========     ========     ========
Total Investment Return
at Net Asset Value(3)                       7.32%      25.68%         3.59%        34.56%       13.27%    (   6.39%)(6)

Ratios and Supplemental Data
Net Assets, End of Period
(000s Omitted)                           $46,137     $81,263      $131,053      $179,481     $218,497     $205,084
Ratio of Expenses to Average
Net Assets                                 1.67%       1.40%         1.44%         1.38%        1.32%        1.31%(5)
Ratio of Net Investment Loss
to Average Net Assets                   (  1.03%)   (  0.70%)   (    0.71%)    (   0.83%)   (   0.86%)   (   0.55%)(5)
Portfolio Turnover Rate                      48%         29%           25%           23%          44%          41%
Average Broker Commission Rate(4)           N/A         N/A           N/A           N/A      $ 0.0669     $ 0.0698




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

Financial Highlights (continued)
----------------------------------------------------------------------------------------------------------------------

                                                            YEAR ENDED OCTOBER 31,                    SIX MONTHS ENDED
                                          ---------------------------------------------------------    APRIL 30, 1997
                                            1992        1993         1994         1995(1)       1996     (UNAUDITED)
                                          -------     -------      --------      --------     --------  -------------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period      $ 19.22     $  20.34     $  25.33      $  26.04     $  34.79     $  39.13
                                          -------     --------     --------      --------     --------     --------
Net Investment Loss(2)                   (   0.38)   (    0.36)   (    0.36)    (    0.45)   (    0.60)   (    0.25)
Net Realized and Unrealized
Gain on Investments                          1.56         5.35         1.07          9.20         4.94    (    2.31)
                                          -------     -------      --------      --------     --------     --------
Total from Investment Operations             1.18         4.99         0.71          8.75         4.34    (    2.56)
                                          -------      -------     --------      --------     --------     --------
Less Distributions
Distributions from Net Realized
Gain on Investments Sold                 (   0.06)          --           --            --           --    (    0.85)
                                          -------     --------     --------      --------     --------     --------
Net Asset Value, End of Period            $ 20.34     $  25.33     $  26.04      $  34.79     $  39.13     $  35.72
                                          =======     ========     ========      ========     ========     ========
Total Investment Return
at Net Asset Value(3)                       6.19%       24.53%        2.80%        33.60%       12.48%   (    6.73%)(6)

Ratios and Supplemental Data
Net Assets, End of Period
(000s Omitted)                            $86,923     $219,484     $283,485      $393,478     $451,268     $391,597
Ratio of Expenses
to Average Net Assets                       2.64%        2.28%        2.19%         2.11%        2.05%        2.04%(5)
Ratio of Net Investment Loss
to Average Net Assets                    (  1.99%)   (   1.58%)   (   1.46%)    (   1.55%)   (   1.59%)   (   1.29%)(5)
Portfolio Turnover Rate                       48%          29%          25%           23%          44%          41%
Average Broker Commission Rate(4)            N/A          N/A          N/A           N/A      $ 0.0669     $ 0.0698

(1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.

(2) On average month end shares outstanding.

(3) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charge.

(4) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.

(5) Annualized.

(6) Not annualized.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated:
income, expenses, distributions and gains (losses) of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





Schedule of Investments
April 30, 1997 (Unaudited)
-------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Emerging Growth Fund on April 30, 1997. It's divided into three main categories: common stocks, preferred stocks and short-term investments. Common stocks and preferred stocks are further broken down by industry group.
Short-term investments, which represent the Fund's "cash" position, are listed last.


                                                                     MARKET
ISSUER, DESCRIPTION                          NUMBER OF SHARES         VALUE
-------------------                          ----------------     -----------

COMMON STOCKS
Advertising (0.45%)
Universal Outdoor Holdings, Inc.*                 97,500          $  2,656,875
                                                                  ------------
Aerospace (0.50%)
AAR Corp.                                        100,000             2,975,000
                                                                  ------------
Automobile / Trucks (0.27%)
Team Rental Group, Inc.*                          70,400             1,584,000
                                                                  ------------
Banks - United States (0.03%)
Hibernia Corp. (Class  A)                         15,000               193,125
                                                                  ------------
Beverages (0.60%)
Mondavi (Robert) Corp. (Class A)*                 96,000             3,600,000
                                                                  ------------
Broker Services (1.34%)
Alex Brown, Inc.                                  42,000             2,703,750
Donaldson, Lufkin & Jenrette, Inc.                20,000               862,500
Interra Financial, Inc.                           40,000             1,465,000
Raymond James Financial, Inc.                    127,125             2,971,547
                                                                  ------------
                                                                     8,002,797
                                                                  ------------
Building (0.64%)
Watsco, Inc.                                     153,100             3,808,362
                                                                  ------------
Business Services - Misc (1.25%)
Billing Information Concepts*                     60,000             1,432,500
Equifax, Inc.                                    143,000             4,111,250
Registry, Inc. (The)*                             33,000             1,398,375
Sitel Corp.*                                      52,000               513,500
                                                                  ------------
                                                                     7,455,625
                                                                  ------------
Computers (12.30%)
Adaptec, Inc.*                                   120,000             4,440,000
Aspect Development, Inc.*                        123,000             2,629,125
Baan Co., N.V. * (Netherlands) (Y)                65,000             3,493,750
BISYS Group, Inc. (The)*                          61,835             1,978,720
BMC Software, Inc.*                               70,000             3,027,500
Cabletron Systems, Inc.*                          45,000             1,552,500
Computer Management Sciences, Inc.*               62,500               820,312
Dell Computer Corp.*                              55,000             4,602,813
DST Systems, Inc.*                               170,000             4,823,750
E* TRADE Group, Inc.*                            206,500             3,097,500
Hyperion Software Corp.*                          80,000             1,300,000
IONA Technologies PLC*, American
Depositary Receipt (ADR), (Ireland)                8,100               117,450
National Instruments Corp.*                       96,000             2,904,000
National TechTeam, Inc.*                         185,000             2,867,500
Network Appliance, Inc.*                         117,500             3,422,188
Network General Corp.*                           140,000             1,925,000
Parametric Technology Corp.*                      60,000             2,715,000
Pegasystems, Inc.*                                98,300             1,929,138
Peoplesoft, Inc.*                                 56,600             2,348,900
Procom Technology, Inc.*                         175,700             1,910,738
Scopus Technology, Inc.*                          20,250               541,687
Seagate Technology, Inc.*                        122,100             5,601,338
SEI Investments Company                           18,000               378,000
SPSS, Inc.*                                       70,000             1,855,000
Sterling Commerce, Inc.*                         127,223             3,291,895
Sterling Software, Inc.*                         105,000             3,202,500
Vantive Corp.*                                    30,000               596,250
VeriFone, Inc.*                                   25,000             1,268,750
Western Digital Corp.*                            35,000             2,156,875
Whittman-Hart, Inc.*                             137,000             2,603,000
                                                                  ------------
                                                                    73,401,179
                                                                  ------------
Consumer Products Misc. (0.60%)
Samsonite Corp.*                                  86,100             3,573,150
                                                                  ------------
Cosmetics & Personal Care (0.26%)
Revlon, Inc. (Class A) *                          42,700             1,569,225
                                                                  ------------
Electronics (7.08%)
Advanced Technology Materials, Inc.*              80,000             1,440,000
Atmel Corp.*                                      80,000             1,990,000
Berg Electronics Corp.*                           25,000               750,000
Credence Systems Corp.*                           50,000               793,750
Electroglas, Inc.*                               212,000             3,365,500
Integrated Circuit Systems, Inc.*                 72,500               996,875
KLA Instruments Corp.*                            30,000             1,335,000
Lam Research Corp.*                              100,000             2,900,000
Maxim Intergrated Products, Inc.*                108,000             5,710,500
Micrel, Inc.*                                     17,500               765,625
Novellus Systems, Inc.*                           30,000             1,732,500
Semtech Corp.*                                    88,000             2,079,000
Tencor Instruments*                              165,000             7,321,875
Teradyne, Inc.*                                  200,456             6,564,934
Ultratech Stepper, Inc.*                          30,000               538,125
Unitrode Corp.*                                  100,000             3,950,000
                                                                  ------------
                                                                    42,233,684
                                                                  ------------
Finance (3.59%)
Alliance Capital Management, L.P.                110,000             2,983,750
Capital One Financial Corp.                       60,000             2,167,500
FIRSTPLUS Financial Group, Inc.*                  97,300             2,152,762
Franklin Resources, Inc.                          48,000             2,838,000
Investors Financial Services Corp.
(Class A)                                          1,345                47,075
Medallion Financial Corp.                        260,000             4,615,000
Price (T. Rowe) Associates, Inc.                 122,000             5,642,500
SunAmerica, Inc.                                  21,000               966,000
                                                                  ------------
                                                                    21,412,587
                                                                  ------------
Food (0.13%)
Fine Host Corp.*                                  31,600               797,900
                                                                  ------------
Funeral Services & Related (0.84%)
Service Corp. International                      100,000             3,425,000
Stewart Enterprises, Inc. (Class A)               48,375             1,596,375
                                                                  ------------
                                                                     5,021,375
                                                                  ------------
Insurance (6.55%)
Ace, Ltd. (Bermuda) (Y)                           60,000             3,600,000
Capital Re Corp.                                  80,000             3,170,000
CMAC Investment Corp.                             90,000             3,420,000
Everest Reinsurance Holdings, Inc.                32,500               934,375
Exel, Ltd. (Bermuda) (Y)                          51,000             1,989,000
General Re Corp.                                  29,064             4,860,954
HCC Insurance Holdings, Inc.                     117,500             2,952,188
Horace Mann Educators Corp.                       75,000             3,515,625
MBIA, Inc.                                        28,000             2,726,500
Mid Ocean, Ltd. (Bermuda) (Y)                      4,000               183,500
PartnerRe, Ltd. (Bermuda) (Y)                     10,000               336,250
Philadelphia Consolidated Holding Corp.*          95,000             2,826,250
RenaissanceRe Holdings, Ltd.
(Bermuda) (Y)                                      3,789               140,193
Transatlantic Holdings, Inc.                      17,000             1,406,750
UNUM Corp.                                        27,500             2,117,500
Vesta Insurance Group, Inc.                       25,000             1,043,750
Western National Corp.                           150,000             3,862,500
                                                                  ------------
                                                                    39,085,335
                                                                  ------------
Leasing Companies (0.30%)
Rollins Truck Leasing Corp.                      137,500             1,804,687
                                                                  ------------
Leisure (1.41%)
Callaway Golf Co.                                 52,000             1,553,500
Cinar Films, Inc. (Class B)* (Canada) (Y)        100,000             2,275,000
Marriott International, Inc.                      10,000               552,500
Premier Parks, Inc.*                              81,000             2,399,625
Silicon Gaming, Inc.*                            120,000             1,635,000
                                                                  ------------
                                                                     8,415,625
                                                                  ------------
Machinery (1.01%)
Gardner Denver Machinery, Inc.*                  145,000             3,298,750
ITEQ, Inc.*                                      450,000             2,700,000
                                                                  ------------
                                                                     5,998,750
                                                                  ------------
Media (3.25%)
American Radio Systems Corp.*                     52,020             1,521,585
Clear Channel Communications, Inc.*               90,300             4,379,550
Cox Radio, Inc. (Class A)*                        60,000             1,215,000
Harte-Hanks Communications, Inc.                  75,000             2,043,750
Heftel Broadcasting Corp. (Class A)*             120,000             6,000,000
Mecklermedia Corp.*                              130,000             3,315,000
Univision Communications, Inc.
(Class A)*                                        27,600               938,400
                                                                  ------------
                                                                    19,413,285
                                                                  ------------
Medical (5.21%)
Boston Scientific Corp.*                          18,190               877,667
Centocor, Inc.*                                   35,500               998,437
ESC Medical Systems, Ltd.* (Israel) (Y)           70,000             1,881,250
Health Care & Retirement Corp. *                  85,650             2,708,681
Health Management Associates, Inc.
(Class A) *                                       37,968             1,015,644
HEALTHSOUTH Corp.*                                82,084             1,621,159
Incyte Pharmaceuticals, Inc.*                     10,000               425,000
Kos Pharmaceuticals, Inc.*                         7,400               166,500
Maxicare Health Plans, Inc.*                     125,000             2,906,250
MiniMed, Inc.*                                    60,000             1,485,000
Multicare Cos., Inc.*                             75,000             1,396,875
National Surgery Centers, Inc.*                  100,500             3,015,000
North American Vaccine, Inc.*                     40,000               835,000
Oxford Health Plans, Inc.*                        20,000             1,317,500
Protein Design Labs, Inc.*                       100,300             2,520,038
RoTech Medical Corp.*                             72,000             1,134,000
Scherer (R.P.) Corp.*                             22,000             1,012,000
Sonus Pharmaceuticals, Inc.*                     105,000             2,493,750
Stryker Corp.                                     12,200               401,075
Tenet Healthcare Corp.*                           27,000               702,000
Universal Health Services, Inc. (Class B)*        35,000             1,325,625
Vencor, Inc.*                                      8,437               351,190
Vital Signs, Inc.                                 25,000               475,000
                                                                  ------------
                                                                    31,064,641
                                                                  ------------
Metal (0.65%)
Maverick Tube Corp.*                             155,000             3,390,625
NCI Building Systems, Inc.*                       15,000               465,000
                                                                  ------------
                                                                     3,855,625
                                                                  ------------
Office (0.56%)
Shelby Williams Industries, Inc.                 288,200             3,314,300
                                                                  ------------
Oil & Gas (5.82%)
Baker Hughes, Inc.                                10,000               345,000
Barrett Resources Corp.*                          12,500               409,375
BJ Services Co.*                                   6,000               282,750
Brown (Tom), Inc.*                               115,000             2,098,750
Camco International, Inc.                         20,000               887,500
Cross Timbers Oil Co.                             45,000               697,500
Energy Ventures, Inc.*                            80,000             5,350,000
ENSCO International, Inc.*                        22,000             1,045,000
Falcon Drilling Co., Inc.*                       100,000             3,825,000
Forcenergy, Inc.*                                117,000             3,627,000
J. Ray McDermott, S.A. *                          60,000             1,027,500
National-Oilwell, Inc.*                          105,000             4,081,875
Oceaneering International, Inc.*                  23,000               333,500
Offshore Logistics, Inc.*                         71,500             1,287,000
Precision Drilling Corp.* (Canada) (Y)            65,000             2,258,750
Smith International, Inc.*                        50,000             2,368,750
Snyder Oil Corp.                                  19,000               301,625
Stone Energy Corp.*                              115,000             3,076,250
Tuboscope Vetco International Corp.*             100,000             1,400,000
                                                                  ------------
                                                                    34,703,125
                                                                  ------------
Pollution Control (2.52%)
Newpark Resources, Inc.*                          95,000             4,263,125
Philip Environmental Inc.* (Canada) (Y)          390,300             6,147,225
Superior Services, Inc.*                         160,000             3,520,000
US Filter Corp.*                                  26,250               797,344
USA Waste Services, Inc.*                         10,000               327,500
                                                                  ------------
                                                                    15,055,194
                                                                  ------------
Printing - Commercial (0.57%)
Mail-Well, Inc.*                                 125,000             3,421,875
                                                                  ------------
Protection - Safety Equip&Svc (0.07%)
Rural/Metro Corp.*                                15,000               431,250
                                                                  ------------
Real Estate Investment Trusts (3.86%)
Arden Realty Group, Inc.                         127,400             3,169,075
Beacon Properties Corp.                           75,000             2,315,625
Cali Realty Corp.                                 90,000             2,655,000
Crescent Real Estate Equities Co.                120,600             3,165,750
Equity Residential Properties Trust               40,000             1,750,000
Glenborough Realty Trust, Inc.                   136,500             2,695,875
Kilroy Realty Corp.*                              43,500             1,022,250
Redwood Trust, Inc.                               80,400             3,778,800
Starwood Lodging Trust                            65,000             2,502,500
                                                                  ------------
                                                                    23,054,875
                                                                  ------------
Real Estate Operations (0.15%)
Insignia Financial Group, Inc. (Class A)*         50,000               875,000
                                                                  ------------
Retail (8.80%)
99 Cents Only Stores*                              9,000               194,625
Arbor Drugs, Inc.                                188,500             3,463,688
Borders Group, Inc. *                            130,000             2,762,500
Consolidated Stores Corp.*                        30,000             1,200,000
CUC International, Inc. *                         67,500             1,425,937
Ethan Allen Interiors, Inc.                       41,000             1,814,250
Furniture Brands International, Inc.*            205,000             3,023,750
Gucci Group, N.V. (Netherlands) (Y)               44,500             3,087,187
Hibbett Sporting Goods, Inc.*                     66,000             1,056,000
Hollywood Entertainment Corp.*                    10,000               213,750
Hot Topic, Inc.*                                  25,000               643,750
Linens 'N Things, Inc.*                           85,000             1,806,250
Proffitt's, Inc.*                                 80,000             2,990,000
Quality Food Centers, Inc.*                      122,800             4,927,350
Revco D.S., Inc.*                                205,454             8,937,249
Rite Aid Corp.                                    40,000             1,840,000
Stage Stores, Inc.*                              170,000             3,527,500
Staples, Inc.*                                    81,000             1,458,000
Starbucks Corp.*                                 105,000             3,136,875
Talbots, Inc.                                     50,000             1,350,000
Tiffany & Co.                                     72,000             2,853,000
Williams-Sonoma, Inc.*                            25,000               775,000
                                                                  ------------
                                                                    52,486,661
                                                                  ------------
Schools / Education (0.34%)
Learning Tree International, Inc.*                63,500             2,000,250
                                                                  ------------
Service (0.05%)
Four Media Corp.*                                 51,800               284,900
                                                                  ------------
Shoes & Related Apparel (0.97%)
Nine West Group, Inc.*                            55,000             2,179,375
Wolverine World Wide, Inc.                        90,000             3,622,500
                                                                  ------------
                                                                     5,801,875
                                                                  ------------
Steel (0.59%)
Lone Star Technologies, Inc.*                    190,000             3,538,750
                                                                  ------------
Telecommunications (3.76%)
Comverse Technology, Inc.*                        89,800             3,524,650
PairGain Technologies, Inc.*                      72,600             1,887,600
REMEC, Inc.*                                     115,000             2,645,000
Tel-Save Holdings, Inc.*                         200,000             2,800,000
Tellabs, Inc.*                                   120,000             4,785,000
U.S. Long Distance Corp.*                         60,000               727,500
WorldCom, Inc.*                                  253,032             6,072,768
                                                                  ------------
                                                                    22,442,518
                                                                  ------------
Textile (1.46%)
Culp, Inc.                                       210,000             3,727,500
Cutter & Buck, Inc.*                             166,000             1,992,000
Nautica Enterprises, Inc.*                       120,000             2,655,000
St. John Knits, Inc.                              10,000               383,750
                                                                  ------------
                                                                     8,758,250
                                                                  ------------
Transport (0.78%)
ASA Holdings, Inc.                                65,000             1,381,250
Comair Holdings, Inc.                             38,925               822,291
Eagle USA Airfreight, Inc.*                       60,000             1,215,000
Southwest Airlines Co.                            45,000             1,237,500
                                                                  ------------
                                                                     4,656,041
                                                                  ------------
TOTAL COMMON STOCKS
(Cost $298,918,149)                             ( 78.56%)          468,747,696
                                                 -------          ------------
PREFERRED STOCK
Oil & Gas (0.17%)
Cross Timbers Oil Co., Ser A                      34,400             1,014,800
                                                                  ------------
TOTAL PREFERRED STOCK
(Cost $605,740)                                 (  0.17%)            1,014,800
                                                 -------          ------------
TOTAL EQUITY
(Cost $299,523,889)                             ( 78.73%)          469,762,496
                                                 -------          ------------



                                  INTEREST      PAR VALUE            MARKET
ISSUER, DESCRIPTION                 RATE      (000S OMITTED)         VALUE
-------------------              ----------   ----------------     -----------
SHORT-TERM INVESTMENTS
Other (21.40%)
Investment in joint repurchase
agreement transaction with
Aubrey G. Lanston & Co. -
Dated 4-30-97, Due 5-01-97
(Secured by U.S. Treasury Bills,
5.37% thru 5.78% Due 8-21-97
thru 3-05-98, U.S. Treasury
Bonds, 7.125% thru 11.25%
Due 2-15-15 thru 2-15-23,
U.S. Treasury Notes, 5.125%
thru 7.75%, Due 8-31-98
thru 5-15-05) - Note A               5.375%     $127,710          $127,710,000
                                                                  ------------
Corporate Savings Account (0.02%)
Investors Bank and Trust Company
Daily Interest Savings Account
Current Rate 4.95%                                                      95,938
                                                                  ------------
TOTAL SHORT-TERM INVESTMENTS                    ( 21.42%)          127,805,938
                                                 -------          ------------
TOTAL INVESTMENTS                               (100.15%)         $597,568,434
                                                 =======          ============

* Non-income producing security

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.


NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Series Trust (the "Trust") is a diversified, open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of two series portfolios: John Hancock Emerging Growth Fund (the "Fund") and John Hancock Global Technology Fund. The other series of the Trust is reported in separate financial statements. The investment objective of the Fund is to seek long-term growth of capital through investing in emerging companies (market capitalization of less than $1 billion).

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities may be treated as ordinary income even though such items are gains and losses for accounting purposes.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund had no borrowing activity for the period ended April 30, 1997.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

NOTE B -
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of 0.75% of Fund's average daily net asset value.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended April 30, 1997, net sales charges received with regard to sales of Class A shares amounted to $226,521. Out of this amount, $34,796 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $153,846 was paid as sales commissions to unrelated broker-dealers and $37,879 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and was the indirect sole shareholder until November 29, 1996 of John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

Class B shares which are redeemed within six years of purchase will be subject to a contingent-deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended April 30, 1997, contingent-deferred sales charges paid to JH Funds amounted to $519,570.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the period was at an annual rate of 0.01875% of the average net assets of each Fund.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At April 30, 1997, the Fund's deferred compensation had an unrealized appreciation of $2,046.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended April 30, 1997, aggregated $247,460,904 and $409,206,232, respectively. There were no purchases or sales of obli-gations of the U.S. government and its agencies during the period ended April 30, 1997.

The cost of investments owned at April 30, 1997 for federal income tax purposes was $427,233,889. Gross unrealized appreciation and depreciation of investments aggregated $183,046,012 and $12,807,405, respectively, resulting in net unrealized appreciation of $170,238,607.



NOTES

[THIS PAGE INTENTIONALLY LEFT BLANK]



A 1/2" by 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603
1-800-225-5291  1-800-554-6713 (TDD)
Internet: www.jhancock.com/funds

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of shareholders of the John Hancock Emerging Growth Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

A recycled logo in lower left hand corner with the           600SA 4/97
caption "Printed on Recycled Paper."                               6/97



                          John Hancock Funds

                                Global
                              Technology
                                 Fund

                          SEMI-ANNUAL REPORT

                            April 30, 1997


TRUSTEES

Edward J. Boudreau, Jr.
James F. Carlin*
William H. Cunningham*
Charles F. Fretz*
Harold R. Hiser, Jr.*
Anne C. Hodsdon
Charles L. Ladner*
Leo E. Linbeck, Jr.*
Patricia P. McCarter*
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)*
John P. Toolan*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
Executive President
Barry J. Gordon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN

Investors Bank and Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109


CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

After two years of spectacular performance, the stock market in 1997 has given investors its starkest reminder in a while of one of investing's basic tenets: markets move down as well as up. It's understandable if investors had lost sight of that fact. The bull market that began six years ago has given investors annual double-digit returns and more modest price declines than usual. And in the two years encompassing 1995 and 1996, the S&P 500 Index gained more than 50%. This Pollyanna environment has tracked along with a sustained economic recovery, now in its seventh year, that has been marked by moderate growth, low interest rates and tame inflation.

But recently, many have begun to wonder about this bull market. Since reaching new highs in early March, the Dow Jones Industrial Average tumbled by more than 7% at the end of March and wiped out nearly all it had gained since the start of the year. It was the worst decline that the market had seen since 1990. In early April, the Dow was down by 9.8%, within shouting distance of a 10% correction. By the end of the month, it had bounced back into record territory again.

As the market continues to fret over interest rates and inflation, investors should be prepared for more volatility. It also makes sense to do something we've always advocated: set realistic expectations. Keep in mind that the stock market's historic yearly average has been about 10%, not the 20%-plus annual average of the last two years or even the 16% annual average over the last 10 years. Remember that the kind of market volatility we've seen lately is more like the way the market really works. Fluctuations go with the territory. And market corrections can be healthy, serving to bring inflated stock prices down to more reasonable levels, thereby reducing some of the market's risk.

Use this time of heightened volatility as an opportunity to review your portfolio's asset allocations with your investment professional. Make sure that your investment strategies reflect your individual time horizons, objectives and risk tolerance, and that they are based upon your needs. Despite turbulence, one thing remains constant. A well-constructed plan and a cool head can be the best tools for reaching your financial goals.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief
Executive Officer, flush right, next to second paragraph.



BY BARRY GORDON AND MARC KLEE, CO-PORTFOLIO MANAGERS

John Hancock
Global Technology Fund

Technology stocks post slight gains as investors worry about future growth

Technology stocks posted only modest gains over the past six months and once again lived up to their volatile reputation. Economic uncertainty and higher interest rates were the main culprits as investors worried about what effect these factors would have on technology companies' earnings. The strengthening U.S. dollar also acted as a drag, since many technology companies derive more than half of their sales from overseas markets. A strong dollar not only makes U.S. products more expensive for overseas buyers, but also causes a decline in U.S. company profits when foreign- denominated earnings are converted back into dollars.

The difficult six-month stretch was complicated by an about-face in investor preferences. Once the darlings of investors seeking hyper-fast and accelerating earnings growth, tech stocks were shunned by investors who turned instead to companies offering more stable, predictable earnings growth. Despite changing perceptions, the reality was that technology companies remained among the fastest-growing, and still continue to exceed most earnings estimates. But with economic and interest-rate uncertainty lingering over the stock market, investors began to balk at paying the high valuations tech stocks commanded. As a result, many technology stocks that once traded at high price to earnings multiples (a measure of how much you're paying for earnings), experienced a sharp decline from January through mid-April. The period ended with a rebound prompted by signs of continued strong tech company earnings, a strong economy and waning fears of higher interest rates.

"...tech
stocks were
shunned by
investors..."

A 2 1/4"a x 3 3/4" photo of the Global Technology team.
Caption below reads: "Global Technology Fund Management team (l-r) Barry Gordon, Marc Klee and Alan Lowenstein."

"...our
stake in
networking
stocks cost
us during
the period."

Chart with heading "Top Five Common Stock Holdings" at top left hand column. The chart lists five holdings:
1) Intel 5.1% 2) Computer Associates International 4.9%
3) Microsoft 4.6%; 4) UAL Corp. 4.3% 5) United Technologies 3.6%.
A footnote below reads "As a percentage of net assets on April 30, 1997."

Performance review

For the six months ended April 30, 1997, the Fund's Class A and Class B shares posted total returns of 1.78% and 1.42%, respectively, at net asset value. That was slightly better than the 1.19% return for the average science and technology fund, according to Lipper Analytical Services, Inc.1 Please see pages six and seven for longer-term performance information.

Our increasing focus on high-quality, larger-company stocks with brand name products and services worked well during this period. From personal computers for home use to sophisticated business systems for corporate use, the array and complexity of technology products has become quite overwhelming. It's no wonder that buyers -
- be they consumers or corporate management information systems experts -- are confused. In our view, this confusion bodes well for brand-name technology providers that offer quality, one-stop-shopping solutions and logical upgrade paths. That's why we continued to build the Fund's stake in companies such as software developer and marketer Microsoft, whose operating systems are now found in 90% of personal computers today. Its stock soared to about $121 at the end of the period, from roughly $68 six months earlier. Another large-company favorite was Intel, the leading maker of microprocessors, the silicon chips that are the brains of personal computers. Intel's stock rose more than 39% during the period.

Over the last six months we increased our holdings in other companies involved with the manufacture and testing of semiconductor chips to about 20% of assets. That move was based on our view that the semiconductor sector was showing signs of improvement, which is in fact what occurred. Semiconductor-related holdings including Analog Devices, Applied Materials, KLA Instruments, LSI Logic, Micron Technology and VLSI Technology all posted sizable gains.

We also profited from our holdings in aviation stocks AMR Corp., the parent company of American Airlines, and UAL, the parent of United Airlines. We had retained both from our merger with John Hancock National Aviation & Technology Fund. These stocks rebounded on the strength of the economy, lower costs and better profits.

Our stake in networking stocks cost us during the period. Demand for networking products and services showed some signs of leveling off along with increased competition, and that prompted a sell-off in networking stocks. With questions about future demand still looming over networking companies, we sold some of our holdings in this area. One exception was Cisco Systems, the world's number one supplier of internetworking products that link local area and wide area networks (LANs and WANs).

Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right hand column is "Recent performance...and what's behind the numbers." The first listing is Microsoft followed by an up arrow and the phrase "Strong demand for Office 97." The second listing is "Intel" followed by an up arrow and the phrase "Dominant player in semiconductor chips." The third listing is "Computer Associates" followed by a down arrow and the phrase "Stumbles on marketing problems in Europe." Footnote below reads: 'See "Schedule of Investments." Investment holdings are subject to change."

Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote "For the six months ended June 30, 1997." The chart is scaled in increments of 1% from top to bottom, with 2% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 1.78% total return for John Hancock Global Technology Fund: Class A. The second represents the 1.42% total return for the John Hancock
Global Technology Fund: Class B. The third represents the 1.19% total return for the average science and technology fund. A footnote below reads: "Total returns for John Hancock Global Technology Fund are at net asset value all distributions reinvested. The average science and technology fund is tracked by Lipper Analytical Services, Inc.(1) See following two pages for historical performance information."

Focus on software

Software remained a dominant focus throughout the period at about 24% of assets. We believe it is becoming increasingly important as corporations need more information and control of their various hardware systems. In addition to Microsoft, we continued to favor companies such as Oracle, the world's largest maker of database management systems which let users create, retrieve and sort information in computer files. However, as Oracle hit our targeted value levels, it was essentially eliminated by the end of the period. While Oracle showed impressive gains during the period, other software companies proved less successful. Computer Associates, which designs software that allows users to manage their data processing more effectively, stumbled on marketing difficulties in Europe. We viewed those problems as temporary and saw the stock rebound sharply in April. The stocks of companies that make software to help engineers design products including industry leaders Parametric Technology, Synopsys and Cadance Design Systems also experienced difficulties. However, we are strong believers in this area of software with demand for products showing no signs of leveling off.

Outlook

Our view is that technology companies' growth may continue to slow from an extraordinarily fast pace to a "merely" fast pace over the next six to 12 months. Nonetheless, we believe that the tech sector should continue to post growth rates much faster than the economy as a whole. What's more, the recent correction means that many fast-growing tech company stocks can be had for cheaper prices than they were six months ago. That makes us optimistic about tech stocks' long-term prospects, although we do foresee continued volatility over the near term. As we've often said in the past, tech stocks may be too volatile for some investors with a short-term horizon. In our view, the best way to participate in their long-term growth prospects is to keep a long-term investment perspective.

"...we do
foresee
continued
volatility over
the near
term."

--------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political and currency risks and differences in accounting standards and financial reporting. Sector investing is subject to greater risks than the market as a whole.

1Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Global Technology Fund. Total return is a performance measure that equals the sum of all income and capital gains distributions, assuming reinvestment of these distributions and the change in the price of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 5% for Class A shares. The effect of the maximum contingent-deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Performance is affected by a 12b-1 plan, which commenced on January 1, 1994 for both Class A and Class B shares. Different sales charge schedules for Class A shares were in effect prior to March 1987 and are not reflected in the performance information. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

CUMULATIVE TOTAL RETURNS

For the period ended March 31, 1997

                                 ONE        FIVE     MOST RECENT
                                YEAR       YEARS      TEN YEARS
                             ---------   ---------   ----------
John Hancock
Global Technology Fund:
Class A                        (2.95%)    117.51%      151.62%
John Hancock
Global Technology Fund:
Class B(1)                     (3.58%)     53.72%          N/A

AVERAGE ANNUAL TOTAL RETURNS

For the period ended March 31, 1997

                                 ONE        FIVE     MOST RECENT
                                YEAR       YEARS      TEN YEARS
                             ---------   ---------   ----------
John Hancock
Global Technology Fund:
Class A                        (2.95%)     16.81%        9.67%
John Hancock
Global Technology Fund:
Class B(1)                     (3.58%)     15.26%          N/A

Notes to Performance

(1) Class B shares started on January 3, 1994.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Global Technology Fund would be worth on April 30, 1997, assuming you had been invested and have reinvested all distributions for the entire time periods presented. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is used often as a measure of stock market performance.

Global Technology Fund
Class A shares

Line chart with the heading Global Technology Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $44,959 as of April 30, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Global Technology Fund on October 31, 1986, before sales charge, and is equal to $36,445 as of April 30, 1997. The third line represents the Global Technology Fund, after sales charge, and is equal to $34,623 as of April 30, 1997.


Global Technology Fund
Class B shares

Line chart with the heading Global Technology Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $18,641 as of April 30, 1997.
The second line represents the value of the Global Technology Fund, before sales charge, and is equal to $16,980 as of April 30, 1997. The third line represents the value of the hypothetical $10,000 investment made in the Global Technology Fund, after sales charge, on January 3, 1994, and is equal to $16,680 as of April 30, 1997.



FINANCIAL STATEMENTS

John Hancock Funds - Global Technology Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.



Statement of Assets and Liabilities
April 30, 1997 (Unaudited)
-----------------------------------------------------------------------------
Assets:
Investments at value - Note C:
Common stocks, preferred stocks, and warrants
(cost - $126,621,871)                                            $183,495,633
Bonds (cost - $940,033)                                               966,316
Short-term investments (cost - $27,075,000)                        27,075,000
Corporate savings account                                              14,081
                                                                 ------------
                                                                  211,551,030
Receivable for shares sold                                            335,060
Receivable for investments sold                                     1,132,186
Dividends receivable                                                    3,500
Interest receivable                                                    18,296
Other assets                                                           11,949
                                                                 ------------
Total Assets                                                      213,052,021
-----------------------------------------------------------------------------
Liabilities:
Payable for shares purchased                                           38,492
Payable for investments purchased                                   1,395,168
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                               212,355
Accounts payable and accrued expenses                                  59,539
                                                                 ------------
Total Liabilities                                                   1,705,554
-----------------------------------------------------------------------------
Net Assets:
Capital paid-in                                                   138,218,077
Accumulated net realized gain on investments
and written options                                                17,381,076
Net unrealized appreciation of investments                         56,900,805
Accumulated net investment loss                                 (   1,153,491)
                                                                 ------------
Net Assets                                                       $211,346,467
=============================================================================
Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding - 200 million shares authorized
with $0.20 per share par value, respectively)
Class A - $159,012,315 / 6,337,773                               $      25.09
=============================================================================
Class B - $52,334,152 / 2,144,870                                $      24.40
=============================================================================
Maximum Offering Price Per Share*
Class A - ($25.09 x 105.26%)                                     $      26.41
=============================================================================
* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended April 30, 1997 (Unaudited)
------------------------------------------------------------------------
Investment Income:
Interest                                                      $  657,075
Dividends (net of foreign withholding taxes of $775)             108,525
                                                              ----------
                                                                 765,600
                                                              ----------
Expenses:
Investment management fee - Note B                               887,398
Distribution and service fee - Note B
Class A                                                          254,372
Class B                                                          269,171
Transfer agent fee - Note B                                      323,100
Registration and filing fees                                      38,275
Custodian fee                                                     27,349
Administration fee - Note B                                       49,589
Printing                                                          16,412
Auditing fee                                                      13,885
Miscellaneous                                                     13,147
Trustees' fees                                                    11,234
Legal fees                                                         3,210
                                                              ----------
Total Expenses                                                 1,907,142
------------------------------------------------------------------------
Net Investment Loss                                          ( 1,141,542)
------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Written Options:
Net realized gain on investments sold                         17,368,401
Net realized gain on written options                              77,847
Change in net unrealized appreciation/depreciation
of investments                                               (11,866,372)
                                                              ----------
Net Realized and Unrealized Gain
on Investments                                                 5,579,876
------------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                     $4,438,334
========================================================================

See notes to financial statements.







Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------
                                                                                 PERIOD FROM       SIX MONTHS ENDED
                                                               YEAR ENDED      JANUARY 1, 1996 TO   APRIL 30, 1997
                                                            DECEMBER 31, 1995  OCTOBER 31, 1996(1)    (UNAUDITED)
                                                            -----------------  -------------------  --------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment loss                                           ($  1,309,629)      ($  1,438,749)    ($  1,141,542)
Net realized gain on investments sold and written options        13,461,306          10,184,343        17,446,248
Change in net unrealized appreciation/depreciation
of investments                                                   13,067,131           2,282,873     (  11,866,372)
                                                               ------------        ------------      ------------
Net Increase in Net Assets Resulting from Operations             25,218,808          11,028,467         4,438,334
                                                               ------------        ------------      ------------
Distributions to Shareholders:
Distributions from net realized gain on investments sold
Class A - ($1.6414, none and $1.2268 per share,
respectively)                                                 (   9,890,377)            --          (   7,748,777)
Class B - ($1.6414, none and $1.2268 per share,
respectively)                                                 (   2,261,154)            --          (   2,500,738)
                                                               ------------        ------------      ------------
Total Distributions to Shareholders                           (  12,151,531)            --          (  10,249,515)
                                                               ------------        ------------      ------------
From Fund Share Transactions - Net*                             116,170,259          15,175,733           198,610
                                                               ------------        ------------      ------------
Net Assets:
Beginning of period                                              61,517,302         190,754,838       216,959,038
                                                               ------------        ------------      ------------
End of period (including accumulated net investment
loss of none, $11,949, and $1,153,491, respectively)           $190,754,838        $216,959,038      $211,346,467
                                                               ============        ============      ============

* Analysis of Fund Share Transactions:





                                                                            PERIOD FROM             SIX MONTHS ENDED
                                                      YEAR ENDED         JANUARY 1, 1996 TO          APRIL 30, 1997
                                              DECEMBER 31, 1995          OCTOBER 31, 1996(1)           (UNAUDITED)
                                           ----------------------     ----------------------     ----------------------
                                             SHARES       AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT
                                            --------     --------     --------      --------     --------      --------
CLASS A
Shares sold                                3,475,266   $84,847,624    5,635,772   $142,521,461   6,263,572   $165,526,004
Shares issued in reorganization - Note D   2,736,868    75,930,600       --            --           --            --
Shares issued to shareholders
in reinvestment of distributions             326,658     8,057,488       --            --          234,838      6,232,586
                                           ---------    ----------    ---------   ------------   ---------   ------------
                                           6,538,792   168,835,712    5,635,772    142,521,461   6,498,410    171,758,590
Less shares repurchased                   (3,139,612) ( 76,326,307)  (5,524,587) ( 140,513,358) (6,596,486) ( 174,843,268)
                                           ---------   -----------    ---------   ------------   ----------  ------------
Net Increase (Decrease)                    3,399,180   $92,509,405      111,185   $  2,008,103  (   98,076) ($  3,084,678)
                                           =========   ===========    =========   ============   ==========  ============
CLASS B
Shares sold                                2,136,672   $52,751,817    1,386,160   $ 33,871,394     547,016   $ 13,974,118
Shares issued in reorganization - Note D      21,055       576,404        --            --           --            --
Shares issued to shareholders
in reinvestment of distributions              83,607     2,026,634        --            --          84,277      2,180,266
                                           ---------    ----------    ---------   ------------   ---------   ------------
                                           2,241,334    55,354,855    1,386,160     33,871,394     631,293     16,154,384
Less shares repurchased                   (1,283,970) ( 31,694,001)  (  849,036) (  20,703,764) (  508,174) (  12,871,096)
                                           ---------    ----------    ---------   ------------   ---------   ------------
Net Increase                                 957,364   $23,660,854      537,124   $ 13,167,630     123,119   $  3,283,288
                                           =========   ===========    =========   ============   ==========  ============

(1) Effective October 31, 1996, the fiscal period end changed from December 31 to October 31.

See notes to financial statements.






Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
-----------------------------------------------------------------------------------------------------------------------------
                                                      YEAR ENDED DECEMBER 31,                 PERIOD FROM     SIX MONTHS ENDED
                                           ----------------------------------------------  JANUARY 1, 1996 TO  APRIL 30, 1997
                                            1992          1993       1994           1995   OCTOBER 31, 1996(7)   (UNAUDITED)
                                           ------        ------     ------         ------  ------------------- --------------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period      $ 15.60       $ 14.94     $ 17.45       $  17.84        $  24.51        $  25.79
                                          -------       -------     -------       --------        --------        --------
Net Investment Loss                      (   0.15)(2)  (   0.21)   (   0.22)(1)  (    0.22)(1,2) (    0.14)(1)   (    0.11)(1)
Net Realized and Unrealized Gain
on Investments, Options and Foreign
Currency Transactions                        1.00          4.92        1.87           8.53            1.42            0.64
                                          -------       -------     -------       --------        --------        --------
Total from Investment Operations             0.85          4.71        1.65           8.31            1.28            0.53
                                          -------       -------     -------       --------        --------        --------

Less Distributions:
Distributions from Net Realized Gain
on Investments Sold, Options and
Foreign Currency Transactions            (   1.51)     (   2.20)   (   1.26)     (    1.64)          --          (    1.23)
                                          -------       -------     -------       --------        --------        --------
Net Asset Value, End of Period            $ 14.94       $ 17.45     $ 17.84       $  24.51        $  25.79        $  25.09
                                          =======       =======     =======       ========        ========        ========
Total Investment Return at
Net Asset Value (6)                         5.70%        32.06%       9.62%         46.53%           5.22%(9)        1.78%(9)
Total Adjusted Investment
Return at Net Asset Value (6)               5.53%(3)       --         --            46.41%(3)          --             --

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                            $32,094       $41,749     $52,193       $155,001        $166,010        $159,012
Ratio of Expenses to
Average Net Assets                          2.05%(2)      2.10%       2.16%          1.67%(2)        1.57%(8)        1.54%(8)
Ratio of Net Investment Loss
to Average Net Assets                    (  0.88%)(2)  (  1.49%)   (  1.25%)     (   0.89%)(2)   (   0.68%)(8)   (   0.85%)(8)
Portfolio Turnover Rate                       76%           86%         67%            70%             64%             46%
Average Brokerage
Commission Rate (10)                          N/A           N/A         N/A            N/A        $ 0.0685         $0.0627

The Financial Highlights summarizes the impact of the following factors on a single share for the period indicated:
net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





Financial Highlights (continued)
-------------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,   PERIOD FROM     SIX MONTHS ENDED
                                                                      --------------------   JANUARY 1, 1996   TO APRIL 30, 1997
                                                                       1994          1995   OCTOBER 31, 1996(7)   (UNAUDITED)
                                                                       ----         ----    -------------------   ----------
CLASS B(4)
Per Share Operating Performance
Net Asset Value, Beginning of Period                                  $ 17.24(5)    $ 17.68       $ 24.08         $ 25.20
                                                                      -------       -------       -------         -------
Net Investment Loss (1)                                              (   0.35)     (   0.39)(2)  (   0.28)       (   0.20)
Net Realized and Unrealized Gain on Investments and Options              2.05          8.43          1.40            0.63
                                                                      -------       -------       -------         -------
Total from Investment Operations                                         1.70          8.04          1.12            0.43
                                                                      -------       -------       -------         -------
Less Distributions:
Distributions from Net Realized Gain on Investments Sold and Options (   1.26)     (   1.64)         --          (   1.23)
                                                                      -------       -------       -------         -------
Net Asset Value, End of Period                                        $ 17.68       $ 24.08       $ 25.20         $ 24.40
                                                                      =======       =======       =======         =======
Total Investment Return at Net Asset Value (6)                         10.02%(9)     45.42%         4.65%(9)        1.42%(9)
Total Adjusted Investment Return at Net Asset Value (6)                  --          45.30%(3)       --              --

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                              $ 9,324       $35,754       $50,949         $52,334
Ratio of Expenses to Average Net Assets                                 2.90%(8)      2.41%(2)      2.27%(8)        2.24%(8)
Ratio of Net Investment Loss to Average Net Assets                   (  1.98%)(8)  (  1.62%)(2)  (  1.38%)(8)    (  1.56%)(8)
Portfolio Turnover Rate                                                   67%           70%           64%             46%
Average Brokerage Commission Rate (10)                                    N/A           N/A       $0.0685         $0.0627

 (1) Based on the average of the shares outstanding at the end of each month.

 (2) Reflects voluntary fee reductions and expense limitations in effect during the years ended December 31, 1995, and 1992, respectively. As a result of such fee reductions, expenses of Class A and Class B shares of the
     Fund for 1995 reflect reductions of $0.02 and $0.03 per share, respectively. Absent such reductions, for
     1995, the ratio of expenses to average net assets would have been 1.79% and 2.53% for Class A and Class B shares, respectively and the ratio of net investment income to average net assets would have been (1.01%) and
     (1.74%) for Class A and Class B shares, respectively. As a result of such limitations, expenses of the Fund for 1992 reflect reductions of $0.03 per share. Absent such limitations, for 1992, the ratio of expenses to average net assets would have been 2.22% and the ratio of net investment income to average net assets would have been (1.05%).

 (3) An estimated total return calculation which takes into consideration fees and expenses waived or borne by the
     Adviser during the periods shown.

 (4) Class B shares commenced operations on January 3, 1994.

 (5) Initial price to commence operations.

 (6) Assumes dividend reinvestment and does not reflect the effect of sales charge.

 (7) Effective October 31, 1996 the fiscal period changed from December 31 to October 31.

 (8) Annualized.

 (9) Not annualized.

(10) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.

See notes to financial statements.





Schedule of Investments
April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Global Technology Fund on
April 30, 1997. It's divided into five main categories: common stocks, preferred stocks, warrants, bonds and short-term investments. The stocks, warrants and bonds are further broken down by industry group.
Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                           MARKET
ISSUER, DESCRIPTION                             NUMBER OF SHARES            VALUE
-------------------                             ----------------            -----
COMMON STOCKS
Aerospace / Aircraft (3.58%)
United Technologies Corp.                            100,000           $  7,562,500
                                                                       ------------
Business Services - Misc. (0.04%)
Forrester Research, Inc.*                              5,000                 91,250
                                                                       ------------
Computer - Graphics (0.68%)
S3, Inc.*                                            150,000              1,434,375
                                                                       ------------
Computer - Integrated Systems (0.05%)
Oracle Corp.*                                          3,000                119,250
                                                                       ------------
Computer - Local Networks (3.04%)
Ascend Communications, Inc.*                          50,000              2,287,500
Cisco Systems, Inc.*                                  80,000              4,140,000
                                                                       ------------
                                                                          6,427,500
                                                                       ------------
Computer - Memory Devices (7.52%)
EMC Corp.*                                           150,000              5,456,250
HMT Technology Corp.*                                110,000              1,210,000
Network Appliance, Inc.*                              48,700              1,418,387
Read-Rite Corp.*                                      80,000              2,070,000
Seagate Technology, Inc.*                            125,000              5,734,375
                                                                       ------------
                                                                         15,889,012
                                                                       ------------
Computer - Mini / Macro (6.03%)
Compaq Computer Corp.*                                40,000              3,415,000
Gateway 2000, Inc.*                                   75,000              4,115,625
Quantum Corp.*                                       125,000              5,210,937
                                                                       ------------
                                                                         12,741,562
                                                                       ------------
Computer - Peripheral Equipment (3.75%)
Accent Color Sciences, Inc.*                          80,000                530,000
Adaptec, Inc.*                                       200,000              7,400,000
                                                                       ------------
                                                                          7,930,000
                                                                       ------------
Computer - Services (3.41%)
America Online, Inc.*                                100,000              4,512,500
Computer Sciences Corp.*                              10,000                625,000
E* TRADE Group, Inc.*                                100,000              1,500,000
Mastech Corp.*                                        50,000                575,000
                                                                       ------------
                                                                          7,212,500
                                                                       ------------
Computer - Software (23.86%)
BEA Systems, Inc.*                                   150,000                900,000
Business Objects S.A., American
Depositary Receipts (ADR) (France)*                   66,000                594,000
Cadence Design Systems, Inc.*                        125,000              4,000,000
Computer Associates International, Inc.              200,000             10,400,000
Electronics for Imaging, Inc.*                       120,000              4,710,000
HNC Software, Inc.*                                   75,000              1,987,500
Inso Corp.*                                           13,500                283,500
IONA Technologies PLC (ADR) (Ireland)*                 3,000                 43,500
Microsoft Corp.*                                      80,000              9,720,000
Netscape Communications Corp.*                         8,000                216,500
Novadigm, Inc.*                                      160,000                660,000
Parametric Technology Corp.*                         150,000              6,787,500
Puma Technology, Inc.*                                50,000                381,250
Remedy Corp.*                                         50,000              1,618,750
Saville Systems Ireland PLC (ADR)
(Ireland)*                                            45,000              1,850,625
SEEC, Inc.*                                           50,000                581,250
Synopsys, Inc.*                                       90,000              2,868,750
Verity, Inc.*                                         50,000                278,125
Viasoft, Inc.*                                        60,000              2,550,000
                                                                       ------------
                                                                         50,431,250
                                                                       ------------
Electronics (19.93%)
Advanced Micro Devices, Inc.*                        125,000              5,312,500
Analog Devices, Inc.*                                166,666              4,458,317
Applied Materials, Inc.*                              85,000              4,664,375
Credence Systems Corp.*                              100,000              1,587,500
Intel Corp.                                           70,000             10,718,750
KLA Instruments Corp.*                                80,000              3,560,000
LSI Logic Corp.*                                     125,000              4,781,250
Micron Technology, Inc.                              110,000              3,877,500
Ramtron International Corp.*                         200,000              1,175,000
VLSI Technology, Inc.*                               100,000              1,987,500
                                                                       ------------
                                                                         42,122,692
                                                                       ------------
Instruments - Scientific (1.96%)
Thermo Electron Corp.*                               120,000              4,140,000
                                                                       ------------
Protection - Safety Equipment & Services (0.12%)
Viisage Technology, Inc.*                             27,000                246,375
                                                                       ------------
Telecommunications (5.45%)
Access Beyond, Inc.*                                 150,000                581,250
Cascade Communications Corp.*                         70,000              2,205,000
Globecomm Systems, Inc.* (R)                          37,510              1,050,280
Intelect Communications System*                      247,500                394,441
Loral Space & Communications System*                 100,000              1,462,500
Newbridge Networks Corp. (Canada)*                    60,000              1,905,000
N2K, Inc.* (R)                                       671,860                436,709
PairGain Technologies, Inc.*                          60,000              1,560,000
Primus Telecommunications, Inc.* (R)                 236,670              1,917,027
                                                                       ------------
                                                                         11,512,207
                                                                       ------------
Transportation (6.87%)
AMR Corp.*                                            60,000              5,587,500
UAL Corp.*                                           120,000              8,925,000
                                                                       ------------
                                                                         14,512,500
                                                                       ------------
                              TOTAL COMMON STOCKS
                              (Cost $125,607,871)  (  86.29%)           182,372,973
                                                    --------           ------------
PREFERRED STOCKS
Telecommunication (0.47%)
Globecomm Systems, Inc. (R)                           35,720              1,000,160
                                                                       ------------
                           TOTAL PREFERRED STOCKS
                                (Cost $1,000,000)  (   0.47%)             1,000,160
                                                    --------           ------------
WARRANTS
Electronics - Components (0.06%)
Ibis Technology Corp.*                                70,000                122,500
                                                                       ------------
                                   TOTAL WARRANTS
                                   (Cost $14,000)  (   0.06%)               122,500
                                                    --------           ------------
                             TOTAL COMMON STOCKS,
                                 PREFERRED STOCKS
                                     AND WARRANTS
                              (Cost $126,621,871)  (  86.82%)           183,495,633
                                                    --------           ------------


                                                                               PAR VALUE
                                                  INTEREST          S&P          (000s           MARKET
                                                    RATE           RATING       OMITTED)          VALUE
                                                  --------         ------       --------          ------
BONDS
Aerospace / Aircraft (0.09%)
Aeronca, Inc.,
Conv Sub Deb 01-31-00 (R)                          12.50%            NR           $252        $    189,000
                                                                                              ------------
Transportation (0.37%)
Northwest Airlines, Inc.
Sr Note 12-31-00                                    12.09            BB-           256             264,186
Piedmont Aviation, Inc.,
Equip Tr Cert 1988
Ser F 03-28-09                                      10.35            B+            500             513,130
                                                                                              ------------
                                                                                                   777,316
                                                                                              ------------
                                                            TOTAL BONDS
                                                        (Cost $940,033)       ( 0.46%)             966,316
                                                                               ------         ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (9.03%)
Investment in a joint repurchase
agreement transaction with
Aubrey G. Lanston & Co. -
Dated 04-30-97, Due
05-01-97 (Secured by U.S.
Treasury Bills, 5.37% thru
5.78% Due 08-21-97 thru
03-05-98, U.S. Treasury
Bonds, 7.125% thru 11.25%
Due 02-15-15 thru
02-15-23, and U.S. Treasury
Notes, 5.125% thru 7.75%,
Due 08-31-98 thru
05-15-05) - Note A                                   5.38                       19,075          19,075,000
                                                                                              ------------
Short-Term Notes (3.79%)
Merrill Lynch & Co., Inc.,
Due 05-01-97                                         5.65                        8,000           8,000,000
                                                                                              ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.95%                                                                                  14,081
                                                                                              ------------
          TOTAL SHORT-TERM INVESTMENTS                                       (   12.82)         27,089,081
                                                                               ------         ------------
          TOTAL INVESTMENTS                                                   (100.10%)       $211,551,030
                                                                               ======         ============

NOTES TO SCHEDULE OF INVESTMENTS (UNAUDITED)

(R) Direct placement securities are restricted as to resale. They have been valued at fair value by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities. Additional information on each restricted security is as follows:


                                                                     MARKET
                                                                   VALUE AS A
                                                                   PERCENTAGE            MARKET
                             ACQUISITION       ACQUISITION          OF FUND'S           VALUE AT
SECURITY                        DATE               COST            NET ASSETS        APRIL 30, 1997
--------                      --------           --------        --------------    ------------------
Aeronca, Inc. -
Bonds                         02-01-96           $240,000           0.09%                 $189,000
Globecomm Systems, Inc. -
Common Stock                  03-30-95            500,001           0.50                 1,050,280
Globecomm Systems, Inc. -
Preferred Stock               12-17-96          1,000,000           0.47                 1,000,160
N2K, Inc. -
Common Stock                  11-14-91            940,604           0.21                   436,709
Primus Telecommunications
Group, Inc. -                 10-30-95            500,000
Common Stock                  01-23-96            240,000           0.91                 1,917,027

*Non-income producing security.

NR Not Rated by either Standard & Poor's or Moody's Investors Services.

Parenthetical disclosure of a foreign country in the  security description represents country of foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund.

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Series Trust (the "Trust") is a diversified open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of two series: John Hancock Global Technology Fund (the "Fund") and John Hancock Emerging Growth Fund. The other series of the Trust is reported in separate financial statements. Until December 2, 1996 the Fund was a series of John Hancock Technology Series, Inc. The investment objective of the Fund is to achieve long-term capital growth by investing principally in equity securities of foreign and U.S. companies that rely extensively on technology in their product development or operations.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities must be treated as ordinary income even though such items are gains and losses for accounting purposes.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Company are directly identifiable to an individual fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund had no borrowing activity for the period ended April 30, 1997.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contract's terms, or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

Written option transactions for the period ended April 30, 1997 were as follows:

WRITTEN CALL OPTIONS
                                    NUMBER OF CONTRACTS     PREMIUMS
                                    -------------------     --------
Outstanding, Beginning of Period             --             $ --
                                          -------           ------
  Options Written                             300           78,750
  Options Exercised                          (300)         (78,750)
                                          -------           ------
Outstanding, End of Period                   --             $ --
                                          =======           ======

NOTE B --
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

The Adviser is responsible for managing the Fund's investment business affairs and overseeing the investment activities of the sub-adviser. The Adviser has a sub-investment management contract with American Fund Advisors, Inc. (the "Sub-Adviser"), under which the Sub-Adviser, subject to the review of the Directors and the overall supervision of the Adviser, provides the Fund with investment services and advice with respect to investment transactions. Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, equivalent on an annual basis, to the sum of (a) 0.85% of the first $100,000,000 of the Fund's average daily net asset value and (b) 0.75% of the Fund's average daily net asset value in excess of $100,000,000. The Adviser pays the Sub-Adviser a monthly management fee, equivalent on an annual basis, to the sum of (a) 0.35% of the first $100,000,000 of the Fund's average daily net asset value and (b) 40% of the investment advisory fee received by the Adviser on amounts over $100,000,000. The Fund pays a monthly administrative fee at the rate of $100,000 per annum to the Adviser for performance of administrative services to the Fund.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended April 30, 1997, net sales charges received with regard to sales of Class A shares amounted to $117,894. Out of this amount, $18,604 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $68,362 was paid as sales commissions to unrelated broker-dealers and $30,928 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and was the indirect sole shareholder until November 29, 1996 of John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

Class B shares which are redeemed within six years of purchase will be subject to a contingent-deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended April 30, 1997, contingent-deferred sales charges paid to JH Funds amounted to $133,242.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of The Berkeley Financial Group. The Fund pays the transfer agent fee based on the number of shareholder accounts and certain out-of-pocket expenses.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon, and Mr. Richard S. Scipione are trustees and/or officers of the Adviser, and Mr. Barry
J. Gordon is a director and officer of the Sub-Adviser. The compensation of unaffiliated Directors is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At April 30, 1997, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $760.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended April 30, 1997, aggregated $92,587,903 and $111,936,423, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended April 30, 1997.

The cost of investments owned at April 30, 1997 (excluding the corporate savings account), for federal income tax purposes was $127,561,904. Gross unrealized appreciation and depreciation of investments aggregated $70,941,632 and $14,041,587, respectively, resulting in net unrealized appreciation of $56,900,045.

NOTE D --
REORGANIZATION

On July 19, 1995, the shareholders of the John Hancock National Aviation and Technology Fund (JHNA&T) approved of a plan of reorganization between JHNA&T and the Fund providing for the transfer of substantially all of the assets and liabilities of JHNA&T to the Fund in exchange solely for Class A and Class B shares of the Fund. The acquisition was accounted for a tax free exchange of 2,736,868 Class A shares, and 21,055 Class B shares of John Hancock Global Technology Fund for the net assets of JHNA&T,which amounted to $75,930,600 and $576,404 for Class A and Class B shares, respectively, including $41,806,567 of unrealized appreciation, after the close of business at July 28, 1995. The aggregate net assets of the Fund and JHNA&T immediately before the acquisition were $117,123,530 and $75,507,004 for Class A and Class B, respectively. The aggregate net assets of the Fund and JHNA&T immediately after the merger were $193,630,533.



NOTES

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